SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2013

Wound Management Technologies, Inc.
(Exact name of registrant as specified in its charter)

Texas	0-11808	59-2219994
(State or other jurisdiction	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

777 Main Street, Suite 3100, Fort Worth, Texas  76102
    (Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code   817-820-7080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01 Other Events

On or about March 27, 2013, Wound Management Technologies, Inc. (the “Company”) made a payment in the amount of $16,000 (the “Payment”) pursuant to an Offer in Compromise accepted by the Internal Revenue Service (the “IRS”) on February 21, 2013. The Payment was made as a final settlement of the Company’s obligations in connection with delinquent payment of 2004–2005 tax liabilities.  The Payment settled a remaining obligation of approximately $208,142 related to fees and interest, and the settlement is conditioned upon the Company’s filing and payment of all required taxes for the next five years.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOUND MANAGEMENT TECHNOLOGIES, INC.

Date: March 27, 2013
By: /s/ Robert Lutz, Jr.
Robert Lutz, Jr., Chief Executive Officer